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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM T-1


                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
              Check if an Application to Determine Eligibility of
                   a Trustee Pursuant to Section 305(b)(2)___


            -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
              (Exact name of Trustee as specified in its charter)

                                   41-0417860
                       I.R.S. Employer Identification No.


  111 East Wacker Drive, Suite 3000
         Chicago, Illinois                                      60601
Address of principal executive offices)                       (Zip Code)


                               Patricia M. Child
                         U.S. Bank National Association
                       111 East Wacker Drive, Suite 3000
                            Chicago, Illinois 60601
                            Telephone (312) 228-9413
           (Name, address and telephone number of agent for service)

                      HOUSEHOLD PRIVATE LABEL CREDIT CARD
                              MASTER NOTE TRUST I
                    (Issuer with respect to the Securities)
                             HRSI FUNDING, INC. II
             (Exact name of Registrant as specified in its charter)


DELAWARE                                               36-4423162
(State or other jurisdiction               (I.R.S. Employer Identification No.)
of incorporation or organization)


2700 Sanders Road
Prospect Heights, IL                                      60070
(Address of Principal Executive Offices)                (Zip Code)



                               ASSET BACKED NOTES
                      (Title of the Indenture Securities)


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                                    FORM T-1

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

     a) Name and address of each examining or supervising authority to which it is subject.
               Comptroller of the Currency
               Washington, D.C.

     b)   Whether it is authorized to exercise corporate trust powers.
               Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
               None

Items 3-15   The Trustee is a Trustee under other Indentures under
             which securities issued by the obligor are outstanding. There is not and there has not been a default with respect to the securities outstanding under other such Indentures.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

     1. A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 333-30939.*

     2. A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 333-30939.*

     3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 333-30939.*

     4. A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 333-30939.*

     5.   Not applicable.

     6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 333-30939.*.

     7. Report of Condition of the Trustee as of December 31, 2000, published pursuant to law or the requirements of its supervising or examining authority.

     8.   Not applicable.

     9.   Not applicable.


* Exhibits thus designated are incorporated herein by reference to Exhibits bearing identical numbers in Item 16 of the Form T-1 filed by the Trustee with the Securities and Exchange Commission with the specific references noted.

                                        SIGNATURE

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     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, State of Illinois on the 20th day of February, 2001.



                                        U.S. BANK NATIONAL ASSOCIATION

                                        By: /s/ Patricia M. Child
                                            __________________________
                                            Patricia M. Child
                                            Vice President


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                                                                       Exhibit 7

                         U.S. Bank National Association
                        Statement of Financial Condition
                                As of 12/31/2000

                                    ($000's)

                                                                     12/31/2000
ASSETS
   Cash and Due From Depository Institutions                        $ 3,997,544
   Federal Reserve Stock                                              4,294,532
   Fed Funds Sold                                                       108,145
   Loans and Lease Financing Receivables                             65,294,831
   Trading Assets                                                        78,143
   Fixed Asset                                                           526,992
   Other Real Estate Owned                                               39,866
   Investments in unconsolidated subsidiaries                           638,208
   Customers liability on acceptances                                   187,135
   Intangible Assets                                                  4,680,106
   Other Assets                                                       2,177,621
                                                                    -----------
      TOTAL ASSETS                                                  $82,023,123

LIABILITIES
   Deposits in domestic offices                                      51,456,929
   Deposits in foreign offices                                        2,035,838
   Fed Funds purchased                                                2,007,939
   Demand Notes/Trading Liabilities                                     494,081
   Other Borrowed Money                                              11,114,004
   Bank's liability on acceptances executed                             187,135
   Subordinated Notes and debentures                                  2,442,450
   Other Liabilities                                                  1,633,116
                                                                    -----------
   TOTAL LIABILITIES                                                $71,371,492

EQUITY
   Common and Preferred Stock                                           310,004
   Surplus                                                            6,467,394
   Undivided Profits                                                  3,860,806
   Net unrealized holding gains on available for sale sec.               13,748
   Cumulative Foreign Currency Translation Adj.                            (321)
                                                                    -----------
      TOTAL EQUITY CAPITAL                                          $10,651,631

TOTAL LIABILITIES AND EQUITY CAPITAL                                 $82,023,123


To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank National Association


By: /s/ Nancie J. Arvin
    _________________________________
    Vice President

Date:    February 1, 2001

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